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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 30, 2004

                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Delaware                     333-81236              56-2088493
-------------------------------         ------------        -------------------
   (STATE OR OTHER JURISDICTION         (COMMISSION          (I.R.S. EMPLOYER
         OF INCORPORATION)              FILE NUMBER)        IDENTIFICATION NO.)
6525 Morrison Blvd.,
Suite 318,
Charlotte, North Carolina                                92618
-----------------------------------                   ---------------
       (ADDRESS OF PRINCIPAL                           (ZIP CODE)
        EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (704) 365-0569.





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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of March 1, 2004 among ACE Securities Corp., as depositor, Ocwen Federal Bank FSB, as servicer, Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator, and HSBC Bank USA, as trustee.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 14, 2004

                                         ACE SECURITIES CORP.


                                         By: /s/ Douglas K. Johnson
                                            ----------------------------------
                                         Name:   Douglas K. Johnson
                                         Title:  President


                                         By: /s/ Evelyn Echevarria
                                            ----------------------------------
                                         Name:   Evelyn Echevarria
                                         Title:  Vice President




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                                  EXHIBIT INDEX



              Item 601 (a) of    Sequentially
Exhibit       Regulation S-K     Numbered
Number        Exhibit No.        Description                         Page
------        -----------        -----------                         ----
1                4               Pooling and Servicing                 5
                                 Agreement


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                                    EXHIBIT 1